EXHIBIT 99.1

Financial Statements of Business Acquired: Table of Contents

Page
1.	The Combined Companies of Televideo, Inc. and MGB Entertainment, Inc.
Report of Independent Accountants	F-1
Combined Balance Sheets as of December 31, 1999 and June 30, 2000 (unaudited)	F-2
Combined Statements of Operations for the year ended December 31, 1999 and for six months ended June 30, 2000 and 1999 (unaudited)	F-3
Combined Statements of Cash Flows for the year ended December 31, 1999 and for six months ended June 30, 2000 and 1999 (unaudited)	F-4
Notes to Financial Statements	F-5 - F-6

2.	Pro Forma Financial Information
Unaudited Pro Forma Combined Balance Sheet as of December 31, 1999	F-7
Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1999	F-8
Notes to Unaudited Pro Forma Financial Statements	F-9
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2000	F-10
Unaudited Pro Forma Combined Statement of Operations for the six month period ended June 30, 2000	F-11
Notes to Unaudited Pro Forma Financial Statements	F-12

______________________________________________________________________________

To the Board of Directors and Stockholders of
MGB Entertainment, Incorporated

We have audited the accompanying balance sheet of MGB Entertainment, Incorporated (a Texas corporation) as of December 31, 1999, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MGB Entertainment, Incorporated as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Frank A. Kuhn,
Certified Public Accountant

San Antonio, Texas

August 31, 2000

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Televideo, Inc. and MGB Entertainment, Inc.
Combined Balance Sheets

	December 31, 1999	June 30, 2000 (unaudited)
Assets

Current assets

Cash	$	$ 253
Accounts receivable-trade	17,899 __________	31,630 ___________

Total current assets	17,899	31,883

Property and equipment

Furniture, fixtures and equipment	371,389	372,289
Less accumulated depreciation	(307,059) __________	(319,159) ___________

Net property and equipment	64,330	53,130

Other asset - programming inventory		103,500

Total Assets	$ 82,229	$ 188,513

Liabilities and Stockholders' Equity

Current liabilities

Trade payables	$ 8,697	$ 198,974
Current maturities of long-term debt	22,831	22,831
Line of credit	100,000	100,000
Loans from shareholders	141,022 __________	33,190 ___________

Total current liabilities	272,550	352,287

Long-term debt
Notes payable	20,088 __________	20,142 ___________

Total long-term debt	20,088	20,142

Stockholders' equity (deficit)

Common stock	100	1,100
Additional paid in capital	13,248	13,248
Retained earnings (deficit)	(223,757) __________	(198,264) ___________

Total stockholders' equity	(210,409) __________	(183,916) ___________

Total liabilities and stockholders' equity	$ 82,229	$ 188,513

Notes to financial statements form an integral part of this statement.

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Televideo, Inc. and MGB Entertainment, Inc.
Combined Statement of Income

	Year Ended December 31, 1999 _____________	Six Month Period Ended June 30, 2000 (unaudited) _____________	Six Month Period Ended June 30, 1999 (unaudited) _____________

Revenue	$ 47,157	$ 282,572	$ 46,973

Operating expenses

Administrative expenses	23,066	157,327	17,362
Salaries and wages	21,250	87,652	13,308
Depreciation	35,575 __________	12,100 ___________	__________

Total expenses	79,891 __________	257,079 ___________	30,670 __________

Income/ Loss from Operations	$ (32,734)	$ 25,493	$ 16,303

Notes to financial statements form an integral part of this statement.

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Televideo, Inc. and MGB Entertainment, Inc.
Combined Statements of Cash Flows

	Year Ended December 31, 1999 _____________	Six Month Period Ended June 30, 2000 (unaudited) _____________	Six Month Period Ended June 30, 1999 (unaudited) _____________

Net Income (Loss)	$ (32,734)	$ 25,493	$ 16,303

Add (deduct) items not affecting cash flows:

Depreciation	35,575	12,100	1,850

Changes in operating assets and liabilities

Receivables	1,007	(13,731)	(71,638)
Trade Payables	(29,804)	190,277	(38,500)
Other assets - Programming Inventory	- _____________	(103,500) _____________	_____________

Cash flows provided by (used in) operating activities	(25,956)	110,639	(91,985)

Purchase of property and equipment	(92,860) _____________	(900) _____________	- _____________

Cash flow used in investing activities	(92,860)	(900)	-

Proceeds from line of credit	100,000		100,000
Loans from shareholders	13,785	(106,823)	-
Payments on long term debt	(24,390) _____________	(2,654) _____________	(37,111) _____________

Cash flows provided by (used in) financing	89,395	(109,486)	62,889

Increase (decrease) in cash	(29,421)	253	(29,096)

Beginning cash	29,421	-0-	29,421

Ending cash	$ -0-	$ 253	$ 325
Notes to financial statements form an integral part of this statement.

______________________________________________________________________________

Televideo, Inc. and MGB Entertainment, Incorporated
Combined Notes to Financial Statements

(The information subsequent to and as of June 30, 2000 and for the six months ended June 30, 1999 and 2000 is unaudited)

1.	Summary of Significant Accounting Policies

Nature of Operations

The Company generates substantially all of its revenue through the production of entertainment videos and management of entertainment acts primarily for customers of Spanish language entertainment.

Revenue

Revenue from entertainment videos is recognized when videos are broadcast. Revenue from management of entertainment acts is recognized when acts are performed.

Property and Equipment

Property and equipment are presented at cost. Depreciation of property and equipment is provided using the straight-line for financial reporting purposes at rates based on the following estimated useful lives:

	Machinery and equipment	5 years
	Transportation equipment	5 years
	Furniture and fixtures	7 years

Income Taxes

The Company has elected with the Internal Revenue Service to be taxed under the provision of Subchapter S. The taxable income of the Company is therefore reported by the individual shareholders and any corresponding tax is the responsibility of the respective shareholder. Consequently, no provision for federal income taxes is presented on these financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

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Unaudited Interim Financial Statements

The unaudited interim combined financial statements as of June 30, 2000 and for the six months ended June 30, 1999 and 2000 have been prepared in accordance with generally accepted accounting principles for interim financial information and with Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. They do reflect all adjustments (consisting only of normal recurring entries), which, in the opinion of the Company's management, are necessary for a fair presentation of the results for the interim periods presented.

The results of operations for the six month period ended June 30, 2000, are not necessarily indicative of the results that may be expected for any other interim period or for the full year.

2.	Line of Credit

The Company has a line of credit provided by Texas State Bank - Harlingen. The balance at December 31, 1999 and June 30, 2000 is $100,000. The line bears interest at prime plus 1% (9.5% at December 31, 1999). The Line is secured by guarantees of the principle stockholders.

3.	Related Party Transactions

From time to time as economic circumstances require the stockholders have loaned cash to the business for the purpose of meeting current obligations. The Company generally repays the advances as cash becomes available. As of December 31, 1999 and June 30, 2000, the Company owed stockholders $141,022 and $33,190, respectively.

4.	Long-term Debt

The Company has a note payable to Texas State Bank - Harlingen secured by substantially all machinery and equipment. This note bears interest at 8.5% and matures on April 22, 2002. The note requires monthly payments of $1,897. The balance at December 31, 1999 is $40,677. The current maturities of this note (the principle scheduled for repayment within one year) are $20,123.

The Company also has a note payable to Ford Motor Credit Company secured by a vehicle. At December 31, 1999 the balance of the note is $2,242 and matures May 18, 2000.